                                 LOOMIS SAYLES
                            GLOBAL TECHNOLOGY FUND

                              SEMI-ANNUAL REPORT

                                MARCH 31, 2002



               One Financial Center, Boston, Massachusetts 02111
                               800 . 633 . 3330

FUND AND MANAGER REVIEW


 LOOMIS SAYLES GLOBAL TECHNOLOGY FUND
 KEY FUND FACTS                                                            [PHOTO]

 OBJECTIVE | Long-term capital growth                                 Christopher R. Ely

 STRATEGY | Invests in stocks of technology companies located in the       [PHOTO]
 United States or abroad
                                                                         Eswar Menon
 FUND INCEPTION DATE | 1/31/00

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional:
 1/31/00; Retail: 1/31/00

 EXPENSE RATIO | Institutional: 1.50%; Retail: 1.75%

 TOTAL NET ASSETS (ALL CLASSES) | $1.9 Million

--------------------------------------------------------------------------------
PERFORMANCE
For the six-month period ended March 31, 2002, the Institutional and Retail classes of the Global Technology Fund returned 42.90% and 42.35%, respectively, compared to the 9.17% return for Fund's benchmark, the Morgan Stanley Capital International World Index ND. The Lipper Science and Technology Funds Average posted a total return of 25.31% for the same period.

PORTFOLIO REVIEW
The portfolio remained invested in what we believe are the strongest technology growth companies located throughout the world. But, since March 2000, growth stocks have taken a back seat to value stocks. The market has rewarded low valuations and clear and concise reporting.

The Fund's performance benefited from good stock selection and an over-weighted position in the semiconductor industry. In addition, portfolio holdings in the biotechnology, commercial services, communications equipment and media industries also contributed positively to performance.


The portfolio remained widely diversified by country, sector and issues during the six-month period. We increased portfolio holdings in Germany and the Netherlands while decreasing holdings in Canada, Finland, France, Ireland, Japan and Korea. From an industry perspective, we increased weightings in the software industry and decreased exposure to communications equipment and pharmaceutical companies. The majority of the portfolio's investments continued to be in Asia, with smaller weightings in Canada, Finland, France, Germany and the Netherlands. The Fund also owned some investments based in Israel.

OUTLOOK
The Fund is expected to terminate operations on or about May 31, 2002.



/s/ Christopher Ely                       /s/ Eswar Menon
Christopher R. Ely                          Eswar Menon



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

------------------------------------------------------------------------------------------------------
                                                                                             SINCE
                                                                        6 MONTHS* 1 YEAR  INCEPTION(a)
------------------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL TECHNOLOGY FUND (INSTITUTIONAL)                     42.90%    -7.52%   -31.35%
LOOMIS SAYLES GLOBAL TECHNOLOGY FUND (RETAIL)                            42.35%    -7.81%   -31.78%
Lipper Science and Technology Funds Index(b)                             23.11%   -12.77%   -32.46%
Morgan Stanley Capital International World Index ND(c)                    9.17%    -4.06%   -11.35%
Morgan Stanley Capital International Information Technology Index GD(d)  24.05%    -9.40%   -33.38%

                                 CUMULATIVE PERFORMANCE/(E)/ 1/31/00 TO 3/31/02

                                    [CHART]
                                          Morgan Stanley       Morgan Stanley
        Lipper Science   Loomis Sayles       Capital       Capital International
        & Technology        Global        International         Information
         Funds Index     Technology Fund   World Index ND   Technology Index GD
        --------------  ---------------   --------------   ---------------------
1/31/2000  $10,000          $10,000           $10,000             $10,000
2/29/2000   12,694           13,520            10,026              11,168
3/31/2000   12,307           14,110            10,717              11,819
4/30/2000   10,870           12,130            10,263              10,874
5/31/2000    9,559           10,880            10,002               9,769
6/30/2000   11,008           12,740            10,338              10,724
7/31/2000   10,425           11,740            10,045              10,066
8/31/2000   12,007           13,690            10,371              11,027
9/30/2000   10,776           12,700             9,818               8,984
10/31/2000   9,594           10,790             9,652               8,296
11/30/2000   7,121            7,820             9,065               6,844
12/31/2000   7,047            8,330             9,211               6,273
1/31/2001    7,761            8,410             9,392               7,093
2/28/2001    5,738            6,090             8,598               5,190
3/31/2001    4,898            4,790             8,027               4,575
4/30/2001    5,854            5,620             8,619               5,359
5/31/2001    5,581            5,260             8,506               5,055
6/30/2001    5,489            5,080             8,239               4,929
7/31/2001    5,049            4,530             8,128               4,626
8/31/2001    4,418            3,870             7,737               4,035
9/30/2001    3,470            3,100             7,054               3,342
10/31/2001   3,996            3,680             7,189               3,877
11/30/2001   4,577            4,180             7,613               4,509
12/31/2001   4,599            4,360             7,660               4,420
1/31/2002    4,519            4,300             7,428               4,378
2/28/2002    3,915            4,020             7,362               3,897
3/31/2002    4,272            4,430             7,702               4,145


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

The Fund concentrates its investments in the technology sector, which may perform differently and be more or less volatile than the market as a whole, and accordingly, that sector may be more susceptible to economic, business or other developments, all of which may impact the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional and Retail Class of shares is January 31, 2000.
(b)The Lipper Science & Technology Funds Index is an equally weighted unmanaged index of typically the 10 largest mutual funds within the science & technology funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Morgan Stanley Capital International World Index ND is an unmanaged regional index comprised of 22 developed market countries, with net dividends reinvested (net of foreign withholding tax). The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual funds. It is not possible to invest directly in an index.
(d)The Morgan Stanley Capital International Information Technology Index GD, is an unmanaged regional and sectorial index comprised of 22 developed market countries, with gross dividends reinvested. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.
 *  Not annualized.

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                            Shares     Value +
    -----------------------------------------------------------------------------
    COMMON STOCKS - 88.9% OF NET ASSETS

    COMMUNICATIONS EQUIPMENT--9.7%
     APT Satellite Holdings Ltd.                            97,000 $    37,310
     Brocade Communications Systems, Inc.*                     450      12,150
     Emulex Corp.*                                             300       9,879
     Humax Co. Ltd.                                          1,100      49,799
     JDS Uniphase Corp.*                                     6,100      35,929
     Nokia Oyj                                               1,200      25,347
     QLogic Corp.*                                             300      14,856
                                                                   -----------
                                                                       185,270
                                                                   -----------

    COMPUTER HARDWARE--1.9%
     Apple Computer, Inc.*                                     750      17,753
     EMC Corp.                                               1,500      17,880
                                                                   -----------
                                                                        35,633
                                                                   -----------

    COMPUTERS--3.3%
     Dell Computer Corp.*                                      600      15,666
     Logitech International SA ADR*                          1,000      47,200
                                                                   -----------
                                                                        62,866
                                                                   -----------

    COMPUTER SERVICES--9.2%
     Affiliated Computer Services, Inc. Class A*               300      16,839
     Celestica, Inc.*                                        1,500      54,246
     Radware Ltd.*                                           2,600      29,822
     Venture Manufacturing (Singapore) Ltd.                  6,000      59,274
     Websense, Inc.*                                           650      16,354
                                                                   -----------
                                                                       176,535
                                                                   -----------

    COMPUTER SOFTWARE--22.8%
     Amdocs Ltd.*                                            1,100      29,315
     Business Objects SA ADR*                                  450      19,782
     Check Point Software Technologies Ltd.*                 1,450      44,080
     Comverse Technology, Inc.*                              1,200      15,204
     Dassault Systemes SA                                      700      33,929
     Infosys Technologies Ltd. ADR                             800      52,400
     Intuit, Inc.*                                             500      19,180
     Macromedia, Inc.*                                         900      18,378
     Precise Software Solutions Ltd.                           800      18,632
     Riverdeep Group Plc ADR*                                1,900      42,465
     SAP AG                                                    200      30,267
     Satyam Computer Services Ltd. ADR                       3,000      37,500
     Siebel Systems, Inc.*                                     600      19,566
     VERITAS Software Corp.*                                   400      17,532
     Wipro Ltd. ADR                                          1,000      37,230
                                                                   -----------
                                                                       435,460
                                                                   -----------

    ELECTRICAL EQUIPMENT--2.0%
     Hon Hai Precision Industry Co. Ltd.                     8,000      37,310
                                                                   -----------



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                              Shares    Value +
   ----------------------------------------------------------------------------
   COMMON STOCKS - CONTINUED

   ELECTRONIC COMPONENTS--5.9%
    Elec & Eltek International Co. Ltd.                       11,000 $   31,900
    Flextronics International Ltd.*                            1,900     34,675
    Nitto Denko Corp.                                          1,600     46,665
                                                                     ----------
                                                                        113,240
                                                                     ----------

   ELECTRONIC COMPONENTS--SEMICONDUCTORS--26.9%
    ASM Lithography Holding NV*                                2,400     60,888
    Broadcom Corp. Class A*                                      400     14,360
    GlobespanVirata, Inc.*                                       300      4,476
    Infineon Technologies AG                                   1,600     36,237
    Intel Corp.                                                  500     15,205
    Koninklijke (Royal) Philips Electronics NV                   900     27,437
    Marvell Technology Group Ltd.*                               450     19,710
    MediaTek, Inc.                                             4,000     88,355
    Samsung Electro Mechanics Co. Ltd.                           700     40,805
    Samsung Electronics                                          130     35,184
    Semtech Corp.*                                               500     18,250
    STMicroelectronics NV                                      1,400     47,488
    Taiwan Semiconductor Manufacturing Co. Ltd.               14,000     38,054
    United Microelectronics Corp.                             22,000     33,362
    Virage Logic Corp.*                                        1,200     18,276
    Xilinx, Inc.*                                                400     15,944
                                                                     ----------
                                                                        514,031
                                                                     ----------

   ELECTRONIC MEASURING INSTRUMENTS--0.4%
    Photon Dynamics, Inc.*                                       150      7,634
                                                                     ----------

   HEALTHCARE--DRUGS--3.5%
    Biovail Corp.*                                               700     34,986
    Dr. Reddy's Laboratories Ltd. ADR                          1,400     30,954
                                                                     ----------
                                                                         65,940
                                                                     ----------

   MACHINERY--1.0%
    KLA-Tencor Corp.*                                            300     19,950
                                                                     ----------

   TELECOMMUNICATIONS--2.3%
    SK Telecom Co. Ltd.                                          200     44,212
                                                                     ----------
    TOTAL COMMON STOCKS
     (Identified Cost $1,643,653)                                     1,698,081
                                                                     ----------
   TOTAL INVESTMENTS--88.9%
    (IDENTIFIED COST $1,643,653)@                                     1,698,081
    Cash and Other Assets, Less Liabilities--11.1%                      211,689
                                                                     ----------
   NET ASSETS--100%                                                  $1,909,770
                                                                     ==========

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

+  See Note 1.
*  Non-income producing security.
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $1,643,653 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $290,799 and $236,371, respectively, resulting in net unrealized appreciation of $54,428.

Key to Abbreviation:
ADR: American Depositary Receipt

                TEN LARGEST COUNTRY HOLDINGS AT MARCH 31, 2002
                         AS A PERCENTAGE OF NET ASSETS

                              United States 24.0%
                              Taiwan        10.3%
                              South Korea    8.9%
                              India          8.3%
                              Singapore      6.6%
                              Canada         6.6%
                              Israel         6.2%
                              Netherlands    4.6%
                              France         4.3%
                              Germany        3.5%

                See accompanying notes to financial statements.



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

    -----------------------------------------------------------------------
    Assets
      Investments at value                                     $ 1,698,081
      Cash                                                          90,367
      Foreign currency at value                                     90,958
      Receivable for:
       Securities sold                                              68,503
       Dividends, interest and other                                 2,785
      Due from the adviser                                          11,708
                                                               -----------
                                                                 1,962,402
                                                               -----------
    Liabilities
      Payable for:
       Foreign taxes                                                   413
      Accrued expenses:
       Management fees                                               1,704
       Trustees' fees                                                1,037
       Administrative fees                                           1,104
       12b-1 fees                                                       98
      Other                                                         48,276
                                                               -----------
                                                                    52,632
                                                               -----------
    Net Assets                                                 $ 1,909,770
                                                               ===========
      Net Assets consist of:
      Capital paid in                                          $10,276,234
      Undistributed net investment income (loss)                   (13,152)
      Accumulated net realized gain (loss)                      (8,408,273)
      Unrealized appreciation (depreciation) on:
       Investments                                                  54,428
       Foreign currency translations                                   533
                                                               -----------
    Net Assets                                                 $ 1,909,770
                                                               ===========
    Institutional Class:
      Net assets                                               $ 1,487,244
      Shares of beneficial interest outstanding, no par value      336,086
      Net asset value and redemption price                     $      4.43
    Retail Class:
      Net assets                                               $   422,526
      Shares of beneficial interest outstanding, no par value       96,771
      Net asset value and redemption price                     $      4.37
    Identified cost of investments                             $ 1,643,653
    Cost of foreign currency                                   $    90,456

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

Investment Income
 Dividends*                                    $    4,825
 Interest                                             324
                                               ----------
 Total Income                                       5,149
                                               ----------
 Expenses
   Management Fees                                 11,700
   12b-1 fees (Retail Class)                          676
   Trustees' fees and expenses                      2,717
   Administrative fees                              2,637
   Custodian and accounting fees                   31,544
   Transfer Agent fees (Institutional Class)       10,702
   Transfer Agent fees (Retail Class)               9,897
   Audit and tax services fees                      9,832
   Registration fees                               11,335
   Legal fees                                          69
                                               ----------
   Total expenses                                  91,109
   Less expenses waived and reimbursed by
    the investment adviser                        (72,883)
                                               ----------
 Net expenses                                      18,226
                                               ----------
 Net investment income (loss)                     (13,077)
                                               ----------
Net Realized Gain (Loss) on:
 Investments                                     (271,337)
 Foreign currency transactions                     (1,758)
                                               ----------
 Total net realized gain (loss)                  (273,095)
                                               ----------
Change in Unrealized Appreciation
 (Depreciation) on:
 Investments                                    1,065,048
 Foreign currency translations                        146
                                               ----------
 Total net change in unrealized appreciation
   (depreciation)                               1,065,194
                                               ----------
 Total net realized gain (loss) and change
   in unrealized appreciation (depreciation)      792,099
                                               ----------
Net Increase (Decrease) in Net Assets from
 Operations                                    $  779,022
                                               ==========

* Net of foreign withholding taxes of $541.

                See accompanying notes to financial statements.



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS
                                                                              ENDED    YEAR ENDED
                                                                     MARCH 31, 2002 SEPTEMBER 30,
                                                                        (Unaudited)          2001
-------------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                         $  (13,077)  $    (70,741)
  Net realized gain (loss)                                               (273,095)    (6,627,398)
  Change in unrealized appreciation (depreciation)                      1,065,194     (2,244,025)
                                                                       ----------   ------------
   Increase (decrease) in net assets from operations                      779,022     (8,942,164)
                                                                       ----------   ------------
From Capital Shares Transactions
  Increase (decrease) in net assets from capital share transactions      (847,782)    (2,441,612)
                                                                       ----------   ------------
  Total increase (decrease) in net assets                                 (68,760)   (11,383,776)
Net Assets
  Beginning of the period                                               1,978,530     13,362,306
                                                                       ----------   ------------
  End of the period                                                    $1,909,770   $  1,978,530
                                                                       ==========   ============
Undistributed Net Investment Income (Loss)
  End of the period                                                    $  (13,152)  $        (75)
                                                                       ==========   ============

                See accompanying notes to financial statements.

                     [This Page Intentionally Left Blank]



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

                                                               Institutional Class
                                                          --------------------------
                                                          SIX MONTHS ENDED  YEAR ENDED
                                                           MARCH 31, 2002  SEPTEMBER 30,
                                                          ---------------- -------------
                                                            (UNAUDITED)        2001
----------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 3.10         $12.70
                                                               ------         ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  (0.02)(d)      (0.07)(d)
  Net realized and unrealized gain (loss) on investments         1.35          (9.53)
                                                               ------         ------
   Total from investment operations                              1.33          (9.60)
                                                               ------         ------
Net asset value, end of period                                 $ 4.43         $ 3.10
                                                               ======         ======
Total return (%)(a)                                              42.9          (75.6)
Net assets, end of period (000)                                $1,487         $1,507
Ratios to average net assets:
  Net expenses (%)(b)(c)                                         1.50           1.50
  Gross expenses (%)(c)                                          7.16           4.73
  Net investment income (loss) (%)(c)                           (1.06)         (1.09)
Portfolio turnover rate (%)                                        68            239

* From commencement of fund operations on January 31, 2000 through September 30, 2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

Institutional Class                 Retail Class
------------------- -------------------------------------------
   PERIOD ENDED     SIX MONTHS ENDED  YEAR ENDED   PERIOD ENDED
   SEPTEMBER 30,     MARCH 31, 2002  SEPTEMBER 30, SEPTEMBER 30,
------------------- ---------------- ------------- -------------
       2000*          (UNAUDITED)        2001          2000*
----------------------------------------------------------------
      $10.00             $ 3.07         $12.59        $10.00
      -------            ------         ------        ------
        (0.08)            (0.03)(d)      (0.10)(d)     (0.11)
         2.78              1.33          (9.42)         2.70
      -------            ------         ------        ------
      -------                           ------        ------
         2.70              1.30          (9.52)         2.59
      -------            ------         ------        ------
      $ 12.70            $ 4.37         $ 3.07        $12.59
      =======            ======         ======        ======
         27.0              42.4          (75.6)         25.9
      $ 7,678            $  423         $  472        $5,685
         1.50              1.75           1.75          1.75
         3.37              9.88           5.33          3.44
        (1.13)            (1.32)         (1.36)        (1.40)
          181                68            239           181



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)


1. The Loomis Sayles Global Technology Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts business trust on February 20, 1991. At March 31, 2002, the Trust was composed of seventeen Funds. The financial statements of the remaining sixteen Funds are presented separately. Loomis, Sayles & Company, L.P. is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each class of shares has an equal pro rata interest in the assets of the Fund and general voting privileges. Institutional and Retail differ with respect to distribution and certain other class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION| Equity securities for which quotations are readily available are valued at their last sale price on the exchange or markets where primarily traded or, if there is no reported sale during the day, at the closing bid price. Long-term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS| The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund take possession of securities subject to a commitment of the seller to repurchase, and the Fund to resell, the securities at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all

MARCH 31, 2002 [UNAUDITED]

times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS| The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS| The Fund may invest in foreign investments and may enter into forward foreign currency exchange contracts to protect its investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

MARCH 31, 2002 (UNAUDITED)


The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Fund's Statements of Assets and Liabilities. Realized gain or loss is recognized when the contracts are closed equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed and recorded as realized gain (loss) on foreign currency transactions in the Fund's Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2002, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes, where applicable. Interest income is recorded on the accrual basis and increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all the Funds within the Trust on the basis of relative net assets. Investment income, realized and unrealized gains and losses, and the common expenses of a Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

F. FEDERAL INCOME TAXES| The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

The capital carryforwards are intended to be used to offset future capital gains. At March 31, 2002, the Fund had an available capital loss carryforward amounting to $1,473,624 expiring in 2008 and $394,314 expiring in 2009.

The Fund elected to defer net capital losses of $6,140,467, as having been incurred in the following fiscal year.

MARCH 31, 2002 (UNAUDITED)


G. DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS| The Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gains distributions, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, forward foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. PORTFOLIO SECURITY TRANSACTIONS| For the six months ended March 31, 2002, the cost of purchases and proceeds from sales and maturities of securities other than short term investments, were $1,444,422 and $2,386,200, respectively.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES| During the six months ended March 31, 2002, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the six months ended March 31, 2002 provided for fees at the following annual percentage rate of 1.00% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Institutional and Retail Classes to 1.50% and 1.75%, respectively, of the respective Class' average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P, whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, with respect to the Retail Class shares. The Fund pays Loomis Sayles Distributors L.P. (the "Distributor"), a subsidiary of Loomis Sayles at an annual rate of 0.25% of the Fund's average daily net assets. Retail Class shares have exclusive voting rights with respect to their distribution plans.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. As of March 31, 2002, the Fund incurred a fee of $613.

A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis



             [Graphic]

LOOMIS SAYLES GLOBAL TECHNOLOGY FUND

MARCH 31, 2002 (UNAUDITED)

Sayles, CDC IXIS Asset Management North America or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS| At March 31, 2002, the Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Money Purchase Plan ("Defined Contribution Plans") held 114,679 and 22,062, respectively, shares of beneficial interest in the Fund.

4. BENEFICIAL INTEREST| The Fund had no shareholder owning beneficially of record 10% or more of the outstanding shares as of March 31, 2002.

5. LINE OF CREDIT| The Trust has entered into an agreement which enables the Fund to borrow under a $25 million unsecured line of credit. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds of the Trust based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2002, the Funds had no borrowings under the agreement.

6. CAPITAL SHARE TRANSACTIONS| The tables below summarize the transactions in Fund shares for the periods indicated:

                                   LOOMIS SAYLES GLOBAL TECHNOLOGY FUND
                               --------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED
                                   MARCH 31, 2002       SEPTEMBER 30, 2001
                               ---------------------  ---------------------
                                SHARES      AMOUNT     SHARES      AMOUNT
Institutional Class Shares      ------      ------     ------      ------
Issued from the sale of shares  101,927  $   428,207   310,690  $ 2,334,085
Redeemed...................... (251,223)  (1,040,819) (429,954)  (2,704,726)
                               --------  -----------  --------  -----------
Net change.................... (149,296) $  (612,612) (119,264) $  (370,641)
                               ========  ===========  ========  ===========
                                SHARES      AMOUNT     SHARES      AMOUNT
Retail Class Shares             ------      ------     ------      ------
Issued from the sale of shares    2,271  $     8,765    15,292  $   137,666
Redeemed......................  (59,203)    (243,935) (313,099)  (2,208,637)
                               --------  -----------  --------  -----------
Net change....................  (56,932) $  (235,170) (297,807) $(2,070,971)
                               ========  ===========  ========  ===========

7. SUBSEQUENT EVENT| On November 14, 2001, the Board of Trustees approved the termination of the Fund. It is expected that the Fund will terminate operations on or about May 31, 2002.